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                         CHECKFREE HOLDINGS CORPORATION




                                  Exhibit 4(c)
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                                     BY-LAWS


                                       OF


                         CHECKFREE HOLDINGS CORPORATION


                             A DELAWARE CORPORATION




                             AS OF DECEMBER 15, 1997
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                                TABLE OF CONTENTS



ARTICLE I             OFFICES...................................................................     1

         Section 1.    Registered Office........................................................     1

         Section 2.    Other Offices............................................................     1

ARTICLE II            MEETINGS OF STOCKHOLDERS..................................................     1

         Section 1.    Place....................................................................     1

         Section 2.    Annual Meeting...........................................................     1

         Section 3.    Notice of Annual Meeting.................................................     1

         Section 4.    List of Stockholders.....................................................     1

         Section 5.    Special Meetings.........................................................     1

         Section 6.    Notice of Special Meetings...............................................     2

         Section 7.    Business at Annual or Special Meetings...................................     2

         Section 8.    Quorum...................................................................     2

         Section 9.    Voting Power.............................................................     3

         Section 10.   Votes; Proxies...........................................................     3

ARTICLE III           DIRECTORS.................................................................     3

         Section 1.    Nominations for Election of Directors....................................     3

         Section 2.    Number of Directors......................................................     4

         Section 3.    Powers of Board of Directors.............................................     4

         Section 4.    Place of Meetings........................................................     4

         Section 5.    Organizational Meetings..................................................     5

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
         Section 6.    Regular Meetings.........................................................     5

         Section 7.    Special Meetings.........................................................     5

         Section 8.    Quorum...................................................................     5

         Section 9.    Actions by Unanimous Written Consent.....................................     5

         Section 10.   Participation by Telephonic Communications...............................     5

         Section 11.   Designation of Committees................................................     6

         Section 12.   Minutes of Committee Meetings............................................     6

         Section 13.   Compensation and Expenses of Directors...................................     6

ARTICLE IV            NOTICES...................................................................     6

         Section 1.    Manner of Notices........................................................     6

         Section 2.    Waiver of Notices........................................................     7

ARTICLE V             OFFICERS..................................................................     7

         Section 1.    Designations of Officers.................................................     7

         Section 2.    Election of Officers.....................................................     7

         Section 3.    Other Officers...........................................................     7

         Section 4.    Salaries of Officers.....................................................     7

         Section 5.    Terms of Office..........................................................     7

         Section 6.    Duties of Chairman of the Board..........................................     7

         Section 7.    Authority of Chairman of the Board to Execute Documents..................     8

         Section 8.    Duties of the President..................................................     8

         Section 9.    Duties of the Vice-Presidents............................................     8


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
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         Section 10.   Duties of the Secretary..................................................     8

         Section 11.   Duties of the Assistant Secretary........................................     8

         Section 12.   Duties of the Treasurer..................................................     9

         Section 13.   Further Duties of the Treasurer..........................................     9

         Section 14.   Bond.....................................................................     9

         Section 15.   Assistant Treasurer......................................................     9

ARTICLE VI            CERTIFICATE OF STOCK......................................................     9

         Section 1.    Certificates.............................................................     9

         Section 2.    Facsimile Signatures.....................................................     9

         Section 3.    Lost Certificates........................................................    10

         Section 4.    Transfer of Stock........................................................    10

         Section 5.    Fixing Record Date.......................................................    10

         Section 6.    Registered Stockholders..................................................    10

ARTICLE VII           GENERAL PROVISIONS; DIVIDENDS.............................................    11

         Section 1.    Dividend.................................................................    11

         Section 2.    Reserves.................................................................    11

         Section 3.    Annual Statement.........................................................    11

         Section 4.    Checks...................................................................    11

         Section 5.    Fiscal Year..............................................................    11

         Section 6.    Seal.....................................................................    11

ARTICLE VIII          AMENDMENTS................................................................    11

         Section 1.    Amendments; Approval.....................................................    11


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
ARTICLE IX            INDEMNIFICATION OF DIRECTORS AND OFFICERS.................................    12

         Section 1.    Grant of Indemnification.................................................    12

         Section 2.    Non-Exclusivity..........................................................    13

         Section 3.    Burden of Proof..........................................................    13

         Section 4.    Advancement of Expenses..................................................    13

         Section 5.    Insurance, Contracts, and Funding........................................    13

         Section 6.    Severability; Statutory Alternative......................................    14

         Section 7.    Procedures; Presumptions, and Effect of Certain Proceedings; Remedies....    14

         Section 8.    Definitions..............................................................    17

         Section 9.    Acts of Disinterested Directors..........................................    18




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                                    ARTICLE I
                                     OFFICES

         Section 1. Registered Office. The registered office of the Corporation shall be in the City of Wilmington, County of New Castle, State of Delaware.

         Section 2. Other Offices. The Corporation may also have offices at such other places both within and without the State of Delaware as the Board of Directors may from time to time determine or the business of the Corporation may require.



                                   ARTICLE II
                            MEETINGS OF STOCKHOLDERS

         Section 1. Place. All meetings of the stockholders shall be held at such place either within or without the State of Delaware as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting.

         Section 2. Annual Meeting. Annual meetings of stockholders shall be held on such date and time as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting, at which they shall elect a Board of Directors, and transact such other business as may properly be brought before the meeting.

         Section 3. Notice of Annual Meeting. Written notice of the annual meeting stating the place, date, and hour of the meeting shall be given to each stockholder entitled to vote at such meeting not less than ten nor more than sixty days before the date of the meeting.

         Section 4. List of Stockholders. The Corporation shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the Corporation's principal office. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof and may be inspected by any stockholder who is present.

         Section 5. Special Meetings. Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by statute or by the Certificate of Incorporation, may be called by the president and shall be called by the president or secretary at the request in writing of two-thirds of the Board of Directors. Such request shall state the purpose or purposes of the proposed meeting.


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         Section 6. Notice of Special Meetings. Written notice of a special meeting stating the place, date, and hour of the meeting, and the purpose or purposes for which the meeting is called, shall be given not less than ten nor more than sixty days before the date of the meeting to each stockholder entitled to vote at such meeting.

         Section 7. Business at Annual or Special Meetings. At an annual or special meeting of stockholders, only such business shall be conducted, and only such proposals shall be acted upon, as shall have been properly brought before such meeting. To be properly brought before a meeting of stockholders, business must be (i) in the case of an annual meeting, properly brought before the meeting by or at the direction of the Board of Directors, (ii) in the case of a special meeting, specified in the notice of the special meeting (or any supplement thereto) given by or at the direction of the Board of Directors, or
(iii) otherwise properly brought before the meeting by a stockholder and specified in the notice of the special meeting (or any supplement thereto). For business to be properly brought before a meeting of stockholders by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation. To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the Corporation not less than 70 days nor more than 90 days prior to the date of an annual meeting of stockholders or, if a special meeting, not later than the close of business on the 7th day following the earlier of (i) the day on which such notice of the date of the meeting was mailed, or (ii) the day on which public disclosure of the date of the special meeting was made.

         A shareholder's notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before a meeting of stockholders, (i) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting, (ii) the name and address, as they appear on the Corporation's books, of the stockholder proposing such business and any stockholders known by such stockholder to be supporting such proposal, (iii) the class and number of shares of the Corporation which are beneficially owned by the stockholder on the date of such stockholder's notice and by any other stockholders known by such stockholder to be supporting such proposal on the date of such stockholder's notice, and (iv) any material interest of the stockholder in such proposal.

         Notwithstanding anything in these By-Laws to the contrary, no business shall be conducted at a meeting of stockholders except in accordance with the procedures set forth in this Section 7. The chairman of the stockholder meeting shall, if the facts warrant, determine and declare to the meeting that the business was not properly brought before the meeting in accordance with the procedures prescribed by these By-Laws, and if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.

         Section 8. Quorum. The holders of a majority of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise provided by statute or by the Certificate of Incorporation. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or


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represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented any business may be transacted which might have been transacted at the meeting as originally notified. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

         Section 9. Voting Power. When a quorum is present at any meeting, the vote of the holders of a majority of the stock having voting power, present in person or represented by proxy, shall decide any question brought before such meeting, unless the question is one upon which by express provision of the statutes or of the Certificate of Incorporation or By-Laws a different vote is required in which case such express provision shall govern and control the decision of such question.

         Section 10. Votes; Proxies. Unless otherwise provided in the Certificate of Incorporation, each stockholder shall at every meeting of the stockholders be entitled to one vote in person or by proxy for each share of the capital stock having voting power held by such stockholder, but no proxy shall be voted on after eleven months from its date, unless the proxy provides for a longer period.



                                   ARTICLE III
                                    DIRECTORS

         Section 1. Nominations for Election of Directors. (A) Only persons nominated in accordance with the procedures set forth in this Section 1 shall be eligible for election as directors. Nominations of persons for election to the Board of Directors of the Corporation may be made at a meeting of stockholders by or at the direction of the Board of Directors or by any stockholder of the Corporation entitled to vote for the election of directors at such a meeting who complies with the notice procedures set forth in this Section 1. Such nominations, other than those made by or at the direction of the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary of the Corporation. To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the Corporation not less than 70 days nor more than 90 days prior to the date of an annual meeting of stockholders or, if the election of directors is to take place at a special meeting of stockholders, not later than the close of business on the 7th day following the earlier of (i) the day on which such notice of the date of the meeting was mailed or (ii) the day on which public disclosure of the date of the special meeting was made.

         A stockholder's notice to the Secretary shall set forth (i) as to each person whom the stockholder proposes to nominate for election as a director, (a) the name, age, business address, and residence address of such person, (b) the principal occupation or employment of such person, (c) the class and number of shares of the Corporation which are beneficially owned by such person on the date of such stockholder's notice, (d) a description of all arrangements or understandings between


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the person being nominated and the stockholder giving the notice and all other stockholders known by such stockholder to be supporting the person being nominated, and (e) any other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities and Exchange Act of 1934, as amended, or any successor act or regulation (including without limitation such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); and (ii) as to the stockholder giving the notice, (a) the name and address, as they appear on the Corporation's books, of the stockholder and any other stockholders known by such stockholder to be supporting such nominees, and
(b) the class and number of shares of the Corporation which are beneficially owned by such stockholder on the date of such stockholder's notice and by any other stockholders known by such stockholder to be supporting such nominees on the date of such stockholder's notice. The Corporation may require any proposed nominee to furnish such other information as may be reasonably required by the Corporation to determine the qualifications of such proposed nominee to serve as a director of the Corporation.

         No person shall be eligible for election as a director of the Corporation unless nominated in accordance with the procedures set forth in this
Section 1; provided, however, that the provisions of this Section 1 shall not apply to the nomination of any person entitled to be separately elected as a director by the holders of preferred stock, if any, of the Corporation. The chairman of the stockholders meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the procedures prescribed by these By-Laws, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded.

         (B) At all elections of directors the candidates receiving the greatest number of votes shall be elected.

         Section 2. Number of Directors. The number of directors of the Corporation shall be not less than three (3) nor more than fifteen (15). The number of directors shall be as provided from time to time in these By-Laws and is hereby fixed at seven (7), provided that no amendment to the By-Laws decreasing the number of directors shall have the effect of shortening the term of any incumbent director, and provided further that no action shall be taken by the directors (whether through amendment of these By-Laws or otherwise) to increase the number of directors as provided in the By-Laws from time to time unless at least two-thirds (66 2/3%) of the directors then in office shall concur in that action. Directors need not be stockholders.

         Section 3. Powers of Board of Directors. The business of the Corporation shall be managed by or under the direction of its Board of Directors which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute or by the Certificate of Incorporation or by these By-Laws directed or required to be exercised or done by the stockholders.

         Section 4. Place of Meetings. The Board of Directors of the Corporation may hold meetings, both regular and special, either within or without the State of Delaware.


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         Section 5. Organizational Meetings. The first meeting of each newly elected Board of Directors shall be held immediately after the annual meeting of stockholders at the same place as such annual meeting is held and no notice of such meeting shall be necessary to the newly elected directors in order legally to constitute the meeting, provided a quorum shall be present. In the event such meeting is not held at the time and place provided herein, the meeting may be held at such time and place as shall be specified in a notice given as hereinafter provided for special meetings of the Board of Directors, or as shall be specified in a written waiver signed by all of the directors.

         Section 6. Regular Meetings. Regular meetings of the Board of Directors may be held without notice at such time and at such place as shall from time to time be determined by the Board of Directors.

         Section 7. Special Meetings. Special meetings of the Board of Directors may be called by the chairman of the board or the president and shall be called by the chairman of the board or the president or the secretary on the written request of a majority of the directors. Notice of special meetings of the Board of Directors shall be given to each director (i) in a writing mailed not less than three days before such meeting addressed to the residence or usual place of business of a director, (ii) by facsimile or telegram sent not less than two days before such meeting to the residence or usual place of business of a director, or (iii) delivered in person or by telephone not less than one day before such meeting.

         Section 8. Quorum. At all meetings of the Board of Directors a majority of the directors shall constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors, except as may be otherwise specifically provided by statute or by the Certificate of Incorporation. If a quorum shall not be present at any meeting of the Board of Directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

         Section 9. Actions by Unanimous Written Consent. Unless otherwise restricted by the Certificate of Incorporation or these By-Laws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all members of the Board of Directors or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board of Directors or committee.

         Section 10. Participation by Telephonic Communications. Unless otherwise restricted by the Certificate of Incorporation or these By-Laws, members of the Board of Directors, or any committee designated by the Board of Directors, may participate in a meeting of the Board of Directors, or any committee, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.



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         Section 11. Designation of Committees. The Board of Directors may, by
resolution passed by a majority of the whole Board of Directors, designate one or more committees, each committee to consist of not less than two directors of the Corporation. The board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee.

         In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member.

         Any such committee, to the extent provided in the resolution of the Board of Directors, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to amending the Certificate of Incorporation, adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease, or exchange of all or substantially all of the Corporation's property and assets, recommending to the stockholders a dissolution of the Corporation or a revocation of a dissolution; and, unless the resolution or the Certificate of Incorporation expressly so provide, no such committee shall have the power or authority to declare a dividend or to authorize the issuance of stock. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the Board of Directors.

         Section 12. Minutes of Committee Meetings. Each committee shall keep regular minutes of its meetings and report the same to the Board of Directors when required.

         Section 13. Compensation and Expenses of Directors. Unless otherwise restricted by the Certificate of Incorporation or these By-Laws, the Board of Directors shall have the authority to fix the compensation of directors. The directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board of Directors or a stated salary as director. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for attending committee meetings.


                                   ARTICLE IV
                                     NOTICES

         Section 1. Manner of Notices. Whenever, under the provisions of the statutes or of the Certificate of Incorporation or of these By-Laws, notice is required to be given to any director or stockholder, it shall not be construed to mean personal notice, but such notice may be given in


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writing, by mail, addressed to such director or stockholder, at his address as it appears on the records of the Corporation, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail. Notice to directors may also be given by telegram or telecopy.

         Section 2. Waiver of Notices. Whenever any notice is required to be given under the provisions of the statutes or of the Certificate of Incorporation or of these By-Laws, a waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent thereto.


                                    ARTICLE V
                                    OFFICERS

         Section 1. Designations of Officers. The officers of the Corporation shall be chosen by the Board of Directors and shall be a chairman of the board, a president, a vice-president, a secretary, and a treasurer. The Board of Directors may also choose additional vice-presidents (including senior, executive, or assistant vice-presidents), and one or more assistant secretaries and assistant treasurers. Any number of offices may be held by the same person, unless the Certificate of Incorporation or these By-Laws otherwise provides.

         Section 2. Election of Officers. The Board of Directors at its first meeting after each annual meeting of stockholders shall choose a chairman, a president, one or more vice-presidents, a secretary, and a treasurer.

         Section 3. Other Officers. The Board of Directors may appoint such other officers and agents as it shall deem necessary who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors.

         Section 4. Salaries of Officers. The salaries of all officers and agents of the Corporation shall be fixed by the Board of Directors.

         Section 5. Terms of Office. The officers of the Corporation shall hold office until their successors are chosen and qualify. Any officer elected or appointed by the Board of Directors may be removed at any time by the affirmative vote of a majority of the Board of Directors. Any vacancy occurring in any office of the Corporation shall be filled by the Board of Directors.

         Section 6. Duties of Chairman of the Board. The chairman of the Board of Directors shall be the chief executive officer of the Corporation and shall have general control and management of the business affairs and policies of the Corporation. He shall be generally responsible for the proper conduct of the business of the Corporation. During the absence or disability of the president, he shall exercise all the powers and discharge all the duties of the president. He shall preside at all meetings of the stockholders and of the Board of Directors at which he is present; and, in his


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absence, the president shall preside at such meetings. He shall have such other powers and perform such other duties as from time to time may be conferred or imposed upon him by the Board of Directors.

         Section 7. Authority of Chairman of the Board to Execute Documents. The chairman of the Board of Directors shall execute bonds, mortgages, and other contracts requiring a seal, under the seal of the Corporation, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the Board of Directors to some other officer or agent of the Corporation.

         Section 8. Duties of the President. The president of the Corporation shall be the principal operating and administrative officer of the Corporation. If there is no chairman of the board or during the absence or disability of the chairman of the board, he shall exercise all of the powers and discharge all of the duties of the chairman of the board. He shall, in the absence of the chairman of the board, possess power to sign all certificates, contracts, and other instruments of the Corporation. He shall, in the absence of the chairman of the board, preside at all meetings of the stockholders and of the Board of Directors. He shall perform all such other duties as are incident to his office or are properly required of him by the Board of Directors.

         Section 9. Duties of the Vice-Presidents. In the absence of the president or in the event of his inability or refusal to act, the vice-president (or in the event there be more than one vice-president, the vice-presidents in the order designated by the directors, or in the absence of any designation, then in the order of their election) shall perform the duties of the president, and when so acting, shall have all the powers of and be subject to all the restrictions upon the president. The vice-presidents shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.

         Section 10. Duties of the Secretary. The secretary shall attend all meetings of the Board of Directors and all meetings of the stockholders and record all the proceedings of the meetings of the Corporation and of the Board of Directors in a book to be kept for that purpose and shall perform like duties for the standing committees when required. He shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors or chief executive officer, under whose supervision he shall be. He shall have custody of the corporate seal of the Corporation and he, or an assistant secretary, shall have authority to affix the same to any instrument requiring it and when so affixed, it may be attested by his signature or by the signature of such assistant secretary. The Board of Directors may give general authority to any other officer to affix the seal of the Corporation and to attest the affixing by his signature.

         Section 11. Duties of the Assistant Secretary. The assistant secretary, or if there be more than one, the assistant secretaries in the order determined by the Board of Directors (or if there be no such determination, then in the order of their election) shall, in the absence of the secretary or in the event of his inability or refusal to act, perform the duties and exercise the powers of the secretary


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and shall perform such other duties and have such other powers as the Board of
Directors may from time to time prescribe.

         Section 12. Duties of the Treasurer. The treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors.

         Section 13. Further Duties of the Treasurer. The treasurer shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the chairman of the board, president, and the Board of Directors, at its regular meetings or when the Board of Directors so requires, an account of all his transactions as treasurer and of the financial condition of the Corporation.

         Section 14. Bond. If required by the Board of Directors, the treasurer shall give the Corporation a bond (which shall be renewed each year) in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of his office and for the restoration to the Corporation, in case of his death, resignation, retirement, or removal from office, of all books, papers, vouchers, money, and other property of whatever kind in his possession or under his control belonging to the Corporation.

         Section 15. Assistant Treasurer. The assistant treasurer, or if there shall be more than one, the assistant treasurers in the order determined by the Board of Directors (or if there be no such determination, then in the order of their election) shall, in the absence of the treasurer or in the event of his inability or refusal to act, perform the duties and exercise the powers of the treasurer and shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.


                                   ARTICLE VI
                              CERTIFICATE OF STOCK

         Section 1. Certificates. Every holder of stock in the Corporation shall be entitled to have a certificate, signed by, or in the name of the Corporation by, the chairman of the board or the president or a vice-president and the treasurer or an assistant treasurer or the secretary or an assistant secretary of the Corporation, certifying the number of shares owned by him in the Corporation.

         Section 2. Facsimile Signatures. Any of or all the signatures on the certificate may be facsimile. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer, transfer agent, or registrar at the date of issue.

         Section 3. Lost Certificates. The Board of Directors (through the Corporation's duly authorized officers) may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the Corporation alleged to have been lost, stolen, or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen, or destroyed. When authorizing such issue of a new certificate or certificates, the Board of Directors (through the Corporation's duly authorized officers) may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen, or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require and/or to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen, or destroyed.

         Section 4. Transfer of Stock. Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignation, or authority to transfer, it shall be the duty of the Corporation to issue a new certificate to the person entitled thereto, cancel the old certificate, and record the transaction upon its books.

         Section 5. Fixing Record Date. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, entitled to express consent to corporate action in writing without a meeting, entitled to receive payment of any dividend or other distribution or allotment of any rights, entitled to exercise any rights in respect of any change, conversion, or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors and shall not be more than sixty nor less than ten days before the date of any such meeting, nor more than sixty days prior to any other action, provided that the record date to determine stockholders entitled to consent in writing without a meeting shall be not more than ten days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

         Section 6. Registered Stockholders. The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

                                   ARTICLE VII
                               GENERAL PROVISIONS
                                    DIVIDENDS

         Section 1. Dividends. Dividends upon the capital stock of the Corporation, subject to the provisions of the Certificate of Incorporation, if any, may be declared by the Board of Directors to the extent permitted by applicable law then in effect. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the Certificate of Incorporation.

         Section 2. Reserves. Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the directors from time to time, in their absolute discretion, deem proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for such other purpose as the directors shall deem conducive to the interest of the Corporation, and the directors may modify or abolish any such reserve in the manner in which it was created.

         Section 3. Annual Statement. The Board of Directors shall present at each annual meeting, and at any special meeting of the stockholders when called for by vote of the stockholders, a full and clear statement of the business and condition of the Corporation.

         Section 4. Checks. All checks or demands for money and notes of the Corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.

         Section 5. Fiscal Year. The fiscal year of the Corporation shall end on June 30 of each year, unless otherwised fixed by resolution of the Board of Directors.

         Section 6. Seal. The corporate seal shall have inscribed thereon the name of the Corporation, the year of its organization and the words "Corporate Seal, Delaware." The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.


                                  ARTICLE VIII
                                   AMENDMENTS

         Section 1. Amendments; Approval. These By-Laws may be amended or repealed or new provisions may be adopted by affirmative vote of the holders of record of shares entitling them to exercise a majority of the voting power on such proposal or by a majority vote of the Board of Directors when such power is conferred upon the Board of Directors by the Certificate of Incorporation; provided, however, that the provisions set forth in this Article VIII, in
Article II, Sections 5, 7, and 8, in Article III, Sections 1 and 2, and in
Article IX herein may not be altered, amended, or repealed in any respect, and new provisions inconsistent therewith may not be adopted, unless such action is approved by (i) the affirmative vote of the holders of at least eighty (80%) of all of the outstanding shares of capital stock of the Corporation entitled to vote on such matter at a meeting of stockholders called for that purpose, except that if the Board of Directors, by an affirmative vote of at least sixty-six and two-thirds (66-2/3%) of the entire Board of Directors, recommends approval of such amendment to these By-Laws to the stockholders, such approval may be effected by the affirmative vote of the holders of at least a majority of the outstanding shares of capital stock of the Corporation present in person or represented by proxy and entitled to vote on such matter at a meeting of stockholders called for that purpose or (ii) by an affirmative vote of at least sixty-six and two-thirds (66-2/3%) of the entire Board of Directors when such power is conferred upon the Board of Directors by the Certificate of Incorporation.


                                   ARTICLE IX
                    INDEMNIFICATION OF DIRECTORS AND OFFICERS

         Section 1. Grant of Indemnification. The Corporation shall, to the fullest extent permitted by applicable law as then in effect, indemnify any person (the "indemnitee") who was or is involved in any manner (including, without limitation, as a party or a witness) or was or is threatened to be made so involved in any threatened, pending, or completed investigation, claim, action, suit, or proceeding, whether civil, criminal, administrative, or investigative, including, without limitation, any action or proceeding by or in the right of the Corporation to procure a judgment in its favor (a "Proceeding"), by reason of the fact that he is or was a director of the Corporation, or is or was serving at the request of the Corporation as a director or officer of another Corporation, or of a partnership, joint venture, trust, or other enterprise (including, without limitation, service with respect to any employee benefit plan), whether the basis of any such Proceeding is alleged action in an official capacity as director or officer or in any other capacity while serving as a director or officer, against all expenses, liability, and loss (including, without limitation attorneys' fees, judgments, fines, ERISA excise taxes or penalties, and amounts paid or to be paid in settlement) actually and reasonably incurred by him in connection with such Proceeding. Such indemnification shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of his heirs, executors, administrators, and legal representatives. The right to indemnification conferred in this Article shall include the right to receive payment of any expenses incurred by the indemnitee in connection with such Proceeding in advance of the final disposition of the Proceeding, consistent with applicable law as then in effect. All rights to indemnification conferred in this Article, including rights to the advancement of expenses and the evidentiary, procedural, and other provisions of this Article, shall be contract rights. The Corporation may, by action of its Board of Directors, provide indemnification for officers, employees, agents, attorneys, and representatives of the Corporation with up to the same scope and extent as hereinabove provided for directors. No amendment to the Certificate of Incorporation or amendment or repeal of the By-Laws having the effect of modifying or repealing any of the provisions of this Article in a manner adverse to the indemnitee shall abridge or adversely affect any right to indemnification or other similar rights and benefits with respect to any acts or omissions occurring prior to such amendment or repeal. This Article shall be applicable to all Proceedings, whether arising from acts or omissions occurring before or after the adoption of this Article.

              Section 2. Non-Exclusivity. The right of indemnification, including the right to receive payment in advance of expenses, conferred in this Article shall not be exclusive of any other rights to which any person seeking indemnification may otherwise be entitled under any provision of the Certificate of Incorporation, By-Laws, agreement, applicable corporate law and statute, vote of Disinterested Directors (as hereinafter defined) or stockholders or otherwise. The indemnitee is free to proceed under any of the rights or procedures available to him.

              Section 3. Burden of Proof. In any determination, review of a determination, action, arbitration, or other proceeding relating to the right to indemnification conferred in this Article, the Corporation shall have the burden of proof that the indemnitee has not met any standard of conduct or belief which may be required by applicable law to be applied in connection with a determination that the indemnitee is not entitled to indemnification and also the burden of proof on any of the issues which may be material to a determination that the indemnitee is not entitled to indemnification. Neither a failure to make such a determination of entitlement nor an adverse determination of entitlement to indemnification shall be a defense of the Corporation in an action or proceeding brought by the indemnitee or by or on behalf of the Corporation relating to indemnification or create any presumption that the indemnitee has not met any such standard of conduct or belief or is otherwise not entitled to indemnification. If successful in whole or in part in such an action or proceeding, the indemnitee shall be entitled to be further indemnified by the Corporation for the expenses actually and reasonably incurred by him in connection with such action or proceeding.

              Section 4. Advancement of Expenses. All reasonable expenses incurred by or on behalf of the indemnitee in connection with any Proceeding shall be advanced from time to time to the indemnitee by the Corporation promptly after the receipt by the Corporation of a statement from the indemnitee requesting such advance, whether prior to or after final disposition of such Proceeding.

              Section 5. Insurance, Contracts, and Funding. The Corporation may purchase and maintain insurance to protect itself and any person who is, or may become an officer, director, employee, agent, attorney, trustee, or representative (any of the foregoing being herein referred to as a "Representative") of the Corporation or, at the request of the Corporation, a Representative of another corporation or entity, against any expenses, liability, or loss asserted against him or incurred by him in connection with any Proceeding in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such expense, liability, or loss under the provisions of this Article or otherwise. The Corporation may enter into contracts with any Representative of the Corporation, or any person serving as such at the request of the Corporation for another corporation or entity, in furtherance of the provisions of this Article. Such contracts shall be deemed specifically approved and authorized by the stockholders of the Corporation and not subject to invalidity by reason of any interested directors. The Corporation may create a trust fund, grant a security interest, or use other means (including, without limitation, a letter of credit) to ensure the payment of such amounts as may be necessary to effect indemnification of any person entitled thereto.

              Section 6. Severability; Statutory Alternative. If any provision or provisions of this Article shall be held to be invalid, illegal, or unenforceable for any reason whatsoever, (a) the validity, legality, and enforceability of all of the remaining provisions of this Article shall not in any way be affected or impaired thereby; and (b), to the fullest extent possible, the remaining provisions of this Article shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal, or unenforceable. In the event that the indemnitee elects, as an alternative to the procedures specified in this Article, to follow one of the procedures authorized by applicable corporate law or statute to enforce his right to indemnification and notifies the Corporation of his election, the Corporation agrees to follow the procedure so elected by the indemnitee. If in accordance with the preceding sentence, the procedure therefor contemplated herein, the procedure elected by the indemnitee in any specific circumstances or such election by the indemnitee shall be invalid or ineffective in bringing about a valid and binding determination of the entitlement of the indemnitee to indemnification, the most nearly comparable procedure authorized by applicable corporate law or statute shall be followed by the Corporation and the indemnitee.

              Section 7. Procedures; Presumptions, and Effect of Certain Proceedings; Remedies. In furtherance, but not in limitation, of the foregoing provisions of this Article, the following procedures, presumptions, and remedies shall apply with respect to advancement of expenses and the right to indemnification under this Article:

              (a) Advancement of Expenses. The advancement or reimbursement of expenses to an indemnitee shall be made within 20 days after the receipt by the Corporation of a request therefor from the indemnitee. Such request shall reasonably evidence the expenses incurred or about to be incurred by the indemnitee and, if required by law at the time of such advance, shall include or be accompanied by an undertaking by or on behalf of the indemnitee to repay the amounts advanced if it should ultimately be determined that the indemnitee is not entitled to be indemnified against such expenses.

              (b) Procedure for Determination of Entitlement to Indemnification.

                       (i) To obtain indemnification (except with respect to the advancement of expenses), an indemnitee shall submit to the President or Secretary of the Corporation a written request, including such documentation and information as is reasonably available to the indemnitee and reasonably necessary to determine whether and to what extent the indemnitee is entitled to indemnification (the "Supporting Documentation"). The Secretary of the Corporation shall promptly advise the Board of Directors in writing that the indemnitee has requested indemnification. The determination of the indemnitee's entitlement to indemnification shall be made not later than 60 days after receipt by the Corporation of the written request and Supporting Documentation.

                       (ii) The indemnitee's entitlement to indemnification shall be determined in one of the following ways: (A) by a majority vote of the Disinterested Directors (which term shall mean the Disinterested Director, if there is only one); (B) by a written opinion of the Independent Counsel (as hereinafter defined) if (I) a majority of the Disinterested Directors so directs, (II) there is no Disinterested Director, or (III) a Change of Control (as hereinafter defined) shall have occurred and the indemnitee so requests, in which case the Disinterested Directors shall be deemed to have so directed, (C) by the stockholders of the Corporation (but only if a majority of the Disinterested Directors determines that the issue of entitlement to indemnification should be submitted to the stockholders for their determination); or (D) as provided in subsection 7(c) below.

                       (iii) In the event the determination of entitlement to indemnification is to be made by Independent Counsel pursuant to subsection 7(b)(ii), a majority of the Disinterested Directors shall select the Independent Counsel, but only an Independent Counsel to which the indemnitee does not reasonably object; provided, however, that if a Change of Control shall have occurred, the indemnitee shall select such Independent Counsel, but only an Independent Counsel to which the Board of Directors does not reasonably object.

              (c) Presumptions and Certain Proceedings. Except as otherwise expressly provided in this Article, the indemnitee shall be presumed to be entitled to indemnification upon submission of a request for indemnification together with the Supporting Documentation, and thereafter in any determination or review of any determination, and in any arbitration, proceeding, or adjudication the Corporation shall have the burden of proof to overcome that presumption in reaching a contrary determination. In any event, if the person or persons empowered under subsection 7(b)(ii) of this Article to determine entitlement to indemnification shall not have been appointed or shall not have made a determination within 60 days after receipt by the Corporation of the request therefor together with the Supporting Documentation, the indemnitee shall be deemed to be entitled to indemnification. In either case, the indemnitee shall be entitled to such indemnification, unless (i) the indemnitee misrepresented or failed to disclose a material fact in making the request for indemnification or in the Supporting Documentation or (ii) such indemnification is prohibited by law, in either case as finally determined by adjudication or, at the indemnitee's sole option, arbitration (as provided in Subsection 7(d) of this Article). The termination of any Proceeding, or of any claim, issue, or matter therein, by judgment, order, settlement, or conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, adversely affect the right of the indemnitee to indemnification or create any presumption with respect to any standard of conduct or belief or any other matter which might form a basis for a determination that the indemnitee is not entitled to indemnification. With regard to the right to indemnification for expenses, (A) if and to the extent that the indemnitee has been successful on the merits or otherwise in any Proceeding, or (B) if a Proceeding was terminated without a determination of liability on the part of the indemnitee with respect to any claim, issue, or matter therein or without any payments in settlement or compromise being made by the indemnitee with respect to a claim, issue, or matter therein, or (C) if and to the extent that the indemnitee was not a party to the Proceeding, the indemnitee shall be deemed to be entitled to indemnification, which entitlement shall not be defeated or diminished by any/determination which may be made pursuant to clauses (A), (B), or (C) of subsection 7(b)(ii) of this Article.

              (d) Remedies of Indemnitee.

                       (i) In the event that a determination is made pursuant to subsection 7(b) of this Article that the indemnitee is not entitled to indemnification under this Article, (A) the indemnitee shall be entitled to seek an adjudication of his entitlement to such indemnification either, at the indemnitee's sole option, in (I) an appropriate court of the State of Delaware or any other court of competent jurisdiction or (II) to the extent consistent with law, arbitration to be conducted by three arbitrators (or, if the dispute involves less than $100,000, by a single arbitrator) pursuant to the rules of the American Arbitration Association; (B) any such judicial Proceeding or arbitration shall be de novo and the indemnitee shall not be prejudiced by reason of such adverse determination; and (C) in any such judicial Proceeding or arbitration the Corporation shall have the burden of proof that the indemnitee is not entitled to indemnification under this Article.

                       (ii) If a determination shall have been made or deemed to have been made, pursuant to subsection 7(b) or 7(c) of this Article, that the indemnitee is entitled to indemnification, the Corporation shall be obligated to pay the amounts constituting such indemnification within five days after such determination has been made or deemed to have been made and shall be conclusively bound by such determination, unless (A) the indemnitee misrepresented or failed to disclose a material fact in making the request for indemnification or in the Supporting Documentation or (B) such indemnification is prohibited by law, in either case as finally determined by adjudication or, at the indemnitee's sole option, arbitration (as provided in subsection 7(d)(i) of this Article). In the event that (I) advancement of expenses is not timely made by the Corporation pursuant to this Article or (II) payment of indemnification is not made within five days after a determination of entitlement to indemnification has been made or deemed to have been made pursuant to subsection 7(b) or 7(c) of this Article, the indemnitee shall be entitled to seek judicial enforcement of the Corporation's obligations to pay to the indemnitee such advancement of expense of indemnification. Notwithstanding the foregoing, the Corporation may bring an action, in an appropriate court in the State of Delaware or any other court of competent jurisdiction, contesting the right of the indemnitee to receive indemnification hereunder due to the occurrence of a circumstance described in subclause (A) of this subsection 7(d)(ii) or a prohibition of law (both of which are herein referred to as a "Disqualifying Circumstance"). In either instance, if the indemnitee shall elect, at his sole option, that such dispute shall be determined by arbitration (as provided in subsection 7(d)(i) of this Article), the indemnitee and the Corporation shall submit the controversy to arbitration. In any such enforcement action or other proceeding whether brought by the indemnitee or the Corporation, the indemnitee shall be entitled to indemnification unless the Corporation can satisfy the burden of proof that indemnification is prohibited by reason of a Disqualifying Circumstance.

                       (iii) The Corporation shall be precluded from asserting in any judicial proceeding or arbitration commenced pursuant to this subsection 7(d) that the procedures and presumptions of this Article are not valid, binding, and enforceable and shall stipulate in any such court or before any such arbitrator or arbitrators that the Corporation is bound by all of the provisions of this Article.

                       (iv) In the event that the indemnitee, pursuant to this Article, seeks a judicial adjudication of or an award in arbitration to enforce his rights under, or to recover damages for breach of, this Article, or is otherwise involved in any adjudication or arbitration with respect to his right to indemnification, the indemnitee shall be entitled to recover from the Corporation, and shall be indemnified by the Corporation against, any expenses actually and reasonably incurred by him if the indemnitee prevails in such adjudication or arbitration. If it shall be determined in such adjudication or arbitration that the indemnitee is entitled to receive part but not all of the indemnification or advancement of expenses sought, the expenses incurred by the indemnitee in connection with such adjudication or arbitration shall be prorated accordingly.

              Section 8. Definitions. For purposes of indemnification under this Article or otherwise the following terms shall have the respective meanings ascribed to such terms:

              "Change in Control" means a change in control of the Corporation of a nature that would be required to be reported in response to Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934 (the "Act"), whether or not the Corporation is then subject to such reporting requirement; provided that, without limitation, such a change in control shall be deemed to have occurred if (a) any "person" (as such term is used in Sections 13(d) and 14(d) of the Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Act), directly or indirectly, of securities of the Corporation representing 20 percent or more of the combined voting power of the Corporation's then outstanding securities without the prior approval of at least two-thirds of the members of the Board of Directors in office immediately prior to such acquisition; (b) the Corporation is a party to a merger, consolidation, sale of assets, or other reorganization, or a proxy contest, as a consequence of which members of the Board of Directors in office immediately prior to such transaction or event constitute less than a majority of the Board of Directors thereafter; or (c) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors (including for this purpose any new director whose election or nomination for election by the Corporation's stockholders was approved by a vote of at least two-thirds of the directors then still in office who were Directors at the beginning of such period) cease for any reason to constitute at least a majority of the Board of Directors.

              "Disinterested Director" means a director of the Corporation who is not or was not a material party to the Proceeding in respect of which indemnification is sought by the indemnitee.

              "Independent Counsel" means a law firm or a member of a law firm that neither presently is, nor in the past five years has been, retained to represent: (a) the Corporation or the indemnitee in any matter or (b) any other party to the Proceeding giving rise to a claim for indemnification under this By-Law. Notwithstanding the foregoing, the term "Independent Counsel" shall not include any person who, under the applicable standards of professional conduct then prevailing under the law of the State of Delaware, would have a conflict of interest in representing either the Corporation or the indemnitee in an action to determine the indemnitee's rights under this Article.

              Section 9. Acts of Disinterested Directors. Disinterested Directors considering or acting on any indemnification matter under this Article or under governing corporate law or otherwise may consider or take action as the Board of Directors or may consider or take action as a committee or individually or otherwise. In the event that Disinterested Directors consider or take action as the Board of Directors, one-third of the total number of directors in office shall constitute a quorum.


Dated: December 15, 1997           CHECKFREE HOLDINGS CORPORATION


                                   By: /s/ Peter J. Kight
                                       ---------------------------------
                                           Peter J. Kight, President and
                                             Chief Executive Officer